BAGELL, JOSEPHS, LEVINE & COMPANY, L.L.C.
Certified Public Accountants

                                                              High Ridge Commons
                                                                Suites 400 - 403
                                                     200 Haddonfield Berlin Road
                                                             Gibbsboro, NJ 08026

                                                                    EXHIBIT 23.1

Securities and Exchange Commission
Washington, DC 20549

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ladies and Gentlemen:

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 15, 2006, relating to the financial statements of Laser Energetics, Inc. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ Bagell, Josephs, Levine & Company, L.L.C.
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Gibbsboro, New Jersey
May 3, 2006